American Funds Strategic Bond FundSM Prospectus Supplement December 1, 2016 (for prospectus dated January 12, 2016, as supplemented to date)

1. The first and second paragraphs under the heading “Dividends and distributions” in the “Distributions and taxes” section of the prospectus are amended in their entirety to read as follows:

Dividends and distributions The fund intends to distribute dividends to you quarterly. Since the fund’s distribution of net investment income may exceed its earnings and profits for tax purposes, a portion of the distribution may be classified as a return of capital.

Capital gains, if any, are usually distributed in December and June. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

2. The first paragraph under the heading “Taxes on dividends and distributions“ in the “Distributions and taxes” section of the prospectus is amended in its entirety to read as follows:

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Return of capital distributions decrease your cost basis and are not taxable until your cost basis has been reduced to zero. If your cost base is zero, return of capital distributions are treated as capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-200-1216P Printed in USA CGD/AFD/10039-S57243

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY